UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2021 (March 9, 2021)

Lerer Hippeau Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40168	86-1418494
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Crosby Street, Suite 201
New York, NY	10012
(Address of principal executive offices)	(Zip Code)

(646) 237-4837

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LHAA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 9, 2021, Lerer Hippeau Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 22,266,185 shares of Class A common stock, par value $0.0001 per share (the “Shares”), including 2,266,185 shares purchased pursuant to the partial exercise of the underwriters’ over-allotment option. The Shares were sold at a price of $10.00 per Share, generating gross proceeds to the Company of $222,661,850.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-253066):

•	Amended and Restated Certificate of Incorporation of the Company.

•	An Underwriting Agreement, dated March 4, 2021, by and between the Company and the Representatives.

•	A Letter Agreement, dated March 4, 2021, by and among the Company, its officers, its directors and the Sponsor.

•	An Investment Management Trust Agreement, dated March 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated March 4, 2021, by and among the Company, the Sponsor, and the holders party thereto.

•	A Securities Purchase Agreement, dated March 4, 2021, between the Company and the Sponsor.

•	An Indemnity Agreement, dated March 4, 2021, between the Company and Eric Hippeau.

•	An Indemnity Agreement, dated March 4, 2021, between the Company and Kenneth Lerer.

•	An Indemnity Agreement, dated March 4, 2021, between the Company and Benjamin Lerer.

•	An Indemnity Agreement, dated March 4, 2021, between the Company and Joseph Medved.

•	An Indemnity Agreement, dated March 4, 2021, between the Company and Daniel Rochkind.

•	An Indemnity Agreement, dated March 4, 2021, between the Company and Stuart Freedman.

•	An Indemnity Agreement, dated March 4, 2021, between the Company and Arianna Huffington.

•	An Indemnity Agreement, dated March 4, 2021, between the Company and Gregory Parsons.

•	An Indemnity Agreement, dated March 4, 2021, between the Company and Michael Walrath.

•	An Administrative Services Agreement, dated March 4, 2021, between the Company and Lerer Hippeau Ventures Management, LLC.

On March 5, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

Substantially concurrent with the closing of the IPO, pursuant to the Securities Purchase Agreement, dated March 4, 2021, by and between the Company and LHAC Sponsor LLC (the “Sponsor”), the Company completed the private sale of an aggregate of 685,324 shares (the “Private Placement Shares”), at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $6,853,240. The Private Placement Shares are identical to the Shares sold in the IPO. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01	Other Events.

A total of $222,661,850, comprised of the proceeds from the IPO, was placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO or during any extension period, subject to applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 4, 2021, by and between the Company, Barclays Capital Inc. and Code Advisors LLC, as representatives of the several underwriters named therein.

3.1	Amended and Restated Certificate of Incorporation.

10.1	Investment Management Trust Agreement, dated March 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated March 4, 2021, by and among the Company, the Sponsor, and the holders party thereto.

10.3	Letter Agreement, dated March 4, 2021, by and among the Company, its officers, its directors and the Sponsor.

10.4	Securities Purchase Agreement, dated March 4, 2021, between the Company and the Sponsor.

10.5	Indemnity Agreement, dated March 4, 2021, between the Company and Eric Hippeau.

10.6	Indemnity Agreement, dated March 4, 2021, between the Company and Kenneth Lerer.

10.7	Indemnity Agreement, dated March 4, 2021, between the Company and Benjamin Lerer.

10.8	Indemnity Agreement, dated March 4, 2021, between the Company and Joseph Medved.

10.9	Indemnity Agreement, dated March 4, 2021, between the Company and Daniel Rochkind.

10.10	Indemnity Agreement, dated March 4, 2021, between the Company and Stuart Freedman.

10.11	Indemnity Agreement, dated March 4, 2021, between the Company and Arianna Huffington.

10.12	Indemnity Agreement, dated March 4, 2021, between the Company and Gregory Parsons.

10.13	Indemnity Agreement, dated March 4, 2021, between the Company and Michael Walrath.

10.14	Administrative Services Agreement, dated March 4, 2021, between the Company and Lerer Hippeau Ventures Management, LLC.

99.1	Press Release, dated March 5, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lerer Hippeau Acquisition Corp.

Date: March 10, 2021	By:	/s/ Eric Hippeau
Name: Eric Hippeau
Title: Chief Executive Officer